SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 19, 2004



                           EASTGROUP PROPERTIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





         Maryland                        1-7094                  13-2711135
----------------------------    -------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

The following exhibits are filed with this Form 8-K:

99.1     Press Release dated July 19, 2004



ITEM 12. Results of Operations and Financial Condition

On July 19, 2004, we issued a press release, which sets forth our results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 19, 2004

                           EASTGROUP PROPERTIES, INC.


                           By: /s/ N. KEITH MCKEY
                               ------------------------------
                               N. Keith McKey
                               Executive Vice President, Chief Financial Officer and Secretary



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


                                  Exhibit Index



Exhibit 99.1    Press Release dated July 19, 2004.















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